Exhibit 10.1

[Letterhead of NPDC]

                                    August 11, 2008

The Gabelli Small Cap Growth Fund
The Gabelli Equity Income Fund
The Gabelli ABC Fund
The Gabelli Convertible and Income Securities Fund Inc.

One Corporate Center
Rye, New York 10580

Re:	Amendment to National Patent Development Corporation Warrant Certificates

Ladies and Gentlemen:

Reference is made to the Warrant Certificates (the “Warrants”) to purchase, in the aggregate, 1,423,886 shares of Common Stock (“Shares”) of National Patent Development Corporation (“NPDC”), dated as of December 3, 2004, issued by NPDC to The Gabelli Small Cap Growth Fund, The Gabelli Equity Income Fund, The Gabelli ABC Fund, and The Gabelli Convertible and Income Securities Fund Inc., respectively (collectively, the “Warrantholders”).

By the terms of the Warrants, the Exercise Price of the Warrants, as defined therein, is $3.57 per Share, and the Expiration Date of the Warrants, as defined therein, is August 14, 2008.  For good and valuable consideration each of the Warrants is hereby amended as follows:

1.           The Expiration Date, as defined in the Warrant, is hereby extended to August 15, 2008, 5:00 p.m. Eastern Time.

2.           The Exercise Price, as defined in the Warrant, is hereby reduced to $2.50 per Share.

3.           With the exception of the foregoing amendments, all other terms of the Warrant remain in full force and effect.

National Patent Development Corporation
August 11, 2008

By countersigning this letter where indicated below and returning a signed copy to NPDC, each of the Warrantholders agrees to, and accepts, the terms of this letter.

Very truly yours,

NATIONAL PATENT DEVELOPMENT CORPORATION

By:	/s/ Ira J. Sobotko
Ira J. Sobotko
Vice President & Chief Financial Officer

Confirmed and agreed to this
11th day of August, 2008:

GABELLI FUNDS, LLC for:

THE GABELLI SMALL CAP GROWTH FUND

By:	/s/ Agnes Mullady
Agnes Mullady
Treasurer

THE GABELLI EQUITY INCOME FUND

By:	/s/ Agnes Mullady
Agnes Mullady
Treasurer

THE GABELLI ABC FUND

By:	/s/ Agnes Mullady
Agnes Mullady
Treasurer

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

By:	/s/ Agnes Mullady
Agnes Mullady
Treasurer